[Logo] M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       JUNE 30, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) HIGH
                              INCOME SERIES

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                INVESTMENT ADVISER
Jeffrey L. Shames*                                      Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and                  500 Boylston Street
Director, MFS Investment Management(R)                  Boston, MA 02116-3741

Nelson J. Darling, Jr.                                  DISTRIBUTOR
Professional trustee                                    MFS Fund Distributors, Inc.
                                                        500 Boylston Street
William R. Gutow                                        Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;               SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant             MFS Service Center, Inc.
                                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                                  Boston, MA 02107-9906
Jeffrey L. Shames*
PORTFOLIO MANAGER                                       For additional information,
Bernard A. Scozzafava*                                  contact your financial adviser.

TREASURER                                               CUSTODIAN
W. Thomas London*                                       State Street Bank and Trust Company

ASSISTANT TREASURERS                                    WORLD WIDE WEB
Mark E. Bradley*                                        www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 4.96% (including the reinvestment of any distributions), which compares to a return of 3.56% for the average high current yield fund tracked by Lipper Analytical Services, Inc, an independent firm that reports mutual fund performance. Over the same period, the Series' return also compares to 2.20% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, and to 3.85% for the Lipper High Yield Bond Fund Index. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

The Series has benefited from a favorable economic environment for high-yield securities -- specifically, moderate economic growth and low inflation in the United States. The continued strength of the U.S. economy in 1999 has helped strengthen investor confidence in the high-yield market as companies have generally posted improved operating results.

However, the Series' slight underweighting in the energy sector, plus the fact that we owned higher-quality bonds within that sector, detracted from performance. As oil prices rose, we missed the bond price rally by medium-quality energy companies. At the same time, however, our focus on high-quality issuers meant that we avoided the numerous bankruptcies among low-rated, high-yield energy companies earlier in the year.

We believe the telecommunications sector still offers the best investment opportunities in the high-yield market. Since the deregulation of this industry in 1996, several companies have issued high-yield bonds to help fund the development of their communications networks. These companies have benefited from the tremendous increase in voice and data traffic, which was driven in part by the growth in Internet usage. Examples include MetroNet, a dominant competitive local exchange company in Canada. Bonds issued by MetroNet appreciated when it was announced that the company would merge with AT&T Canada, an investment-grade company with considerably better financial resources. Our position in Nextel Communication, a company that provides wireless telecommunications services, rose in value after Microsoft announced that it would invest $600 million in the company.

The Series' second-largest industry is media. We have been investing in cable companies since the mid-1980s. On its own, we think cable is a good defensive industry that tends to have steady revenue streams through varying economic conditions. Now, cable television systems are being recognized as efficient ways to deliver high speed Internet services to the home, which makes this industry even more attractive to us. An example of our cable television holdings is Charter Communications.

The Series' overseas holdings are primarily in Europe, where our focus is the same as with our domestic holdings. We like telecommunications and media companies such as NTL, which offers cable and telephone services to homes in the United Kingdom, and Esprit Telecom, a U.K.-based telecommunications company. Europe was slower to deregulate these industries than the United States, but we now are seeing more bonds being issued by cable and telecommunications companies in Germany, France, Spain, and the United Kingdom.

    Respectfully,

/s/ Bernard A. Scozzafava

    Bernard A. Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is Vice President of MFS Investment Management(R). He is portfolio manager of the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager in 1994. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company- oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Size: $50.2 million net assets as of June 30, 1999





This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                            6 Months               1 Year              3 Years                Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.96%               +0.10%              +29.32%              +40.07%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --                +0.10%              + 8.95%              + 8.95%
-------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, July 26, 1995, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Bonds - 92.3%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                   VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 79.9%
  Aerospace - 3.4%
    Airplane Pass-Through Trust, 10.875s, 2019+                          $   75              $    74,948
    Argo Tech Corp., 8.625s, 2007                                           130                  125,125
    Argo Tech Corp., "C", 8.625s, 2007                                      100                   92,500
    BE Aerospace, Inc., 9.875s, 2006                                        170                  173,400
    BE Aerospace, Inc., 8s, 2008                                             90                   84,150
    K & F Industries, Inc., 9.25s, 2007                                     325                  320,125
    L-3 Communications Corp., 10.375s, 2007                                 400                  423,000
    MOOG, Inc., 10s, 2006                                                   255                  265,200
    Stellex Industries, Inc., 9.5s, 2007                                     65                   58,906
    United Defense Industries, Inc., 8.75s, 2007                            100                   98,250
                                                                                             -----------
                                                                                             $ 1,715,604
--------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Dura Operating Corp., 9s, 2009##                                     $  150              $   144,375
    Oxford Automotive, Inc., 10.125s, 2007                                  165                  161,700
                                                                                             -----------
                                                                                             $   306,075
--------------------------------------------------------------------------------------------------------
  Building - 3.3%
    AAF-McQuay, Inc., 8.875s, 2003                                       $  275              $   263,313
    Building Materials Corp., 8.625s, 2006                                  400                  392,000
    Formica Corp., 10.875s, 2009##                                          225                  218,250
    MMI Products, Inc., 11.25s, 2007                                        125                  128,125
    Nortek, Inc., 9.25s, 2007                                               245                  245,612
    Schuff Steel Co., 10.5s, 2008                                           160                  148,400
    Williams Scotsman, Inc., 9.875s, 2007                                   250                  242,188
                                                                                             -----------
                                                                                             $ 1,637,888
--------------------------------------------------------------------------------------------------------
  Business Services - 2.2%
    Anacomp, Inc., 10.875s, 2004                                         $  370              $   385,725
    Iron Mountain, Inc., 10.125s, 2006                                      300                  318,000
    Iron Mountain, Inc., 8.75s, 2009                                        125                  123,437
    Pierce Leahy Corp., 11.125s, 2006                                        49                   54,390
    Pierce Leahy Corp., 9.125s, 2007                                        125                  126,875
    Unisys Corp., 12s, 2003                                                  75                   81,938
                                                                                             -----------
                                                                                             $ 1,090,365
--------------------------------------------------------------------------------------------------------
  Chemicals - 2.3%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##                        $  375              $   376,406
    Lyondell Chemical Co., 9.625s, 2007##                                   125                  127,969
    Lyondell Chemical Co., 9.875s, 2007##                                   350                  356,562
    Sterling Chemicals, Inc., 11.75s, 2006                                  150                  114,750
    Sterling Chemicals, Inc., 11.25s, 2007                                  235                  173,900
                                                                                             -----------
                                                                                             $ 1,149,587
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.8%
    General Binding Corp., 9.375s, 2008                                  $  125              $   118,281
    Kindercare Learning Centers, Inc., 9.5s, 2009                           180                  170,550
    Polymer Group, Inc., 9s, 2007                                           375                  366,562
    Remington Products Co. LLC, 11s, 2006                                   160                  130,800
    Revlon Consumer Products Corp., 8.125s, 2006                            200                  195,000
    Samsonite Corp., 10.75s, 2008                                           100                   80,500
    Simmons Co., 10.25s, 2009##                                             275                  279,813
    Synthetic Industries, Inc., 9.25s, 2007                                 560                  576,800
                                                                                             -----------
                                                                                             $ 1,918,306
--------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.9%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                    $  100              $   102,000
    Atlantis Group, Inc., 11s, 2003                                          90                   90,900
    Ball Corp., 8.25s, 2008##                                               275                  268,125
    Buckeye Cellulose Corp., 8.5s, 2005                                     190                  186,200
    Buckeye Cellulose Corp., 9.25s, 2008                                     35                   35,700
    Gaylord Container Corp., 9.75s, 2007                                    275                  263,312
    Gaylord Container Corp., 9.875s, 2008                                   500                  445,000
    Graham Packaging/GPC Capital Co., 8.75s, 2008                           100                   94,188
    Packaging Corp. of America, 9.625s, 2009##                              125                  126,875
    Riverwood International Corp., 10.25s, 2006                             250                  252,500
    Riverwood International Corp., 10.875s, 2008                             20                   19,400
    Silgan Holdings, Inc., 9s, 2009                                         400                  396,000
    Speciality Paperboard, Inc., 9.375s, 2006                               125                  127,031
    U.S. Can Corp., 10.125s, 2006                                           245                  257,863
    U.S. Timberlands, 9.625s, 2007                                          280                  282,100
                                                                                             -----------
                                                                                             $ 2,947,194
--------------------------------------------------------------------------------------------------------
  Energy - 4.2%
    Cheasapeake Energy Corp., 9.625s, 2005                               $  255              $   234,600
    Clark Refining & Marketing, Inc., 8.625s, 2008                          160                  151,400
    Clark USA, Inc., 10.875s, 2005                                          315                  271,688
    Continental Resources, Inc., 10.25s, 2008                               200                  146,500
    Forest Oil Corp., 10.5s, 2006                                           275                  285,312
    Giant Industries, Inc., 9s, 2007                                        100                   95,500
    HS Resources, Inc., 9.25s, 2006                                         275                  270,875
    P&L Coal Holdings Corp., 9.625s, 2008                                   400                  403,000
    Pool Energy Services Co., 8.625s, 2008                                  125                  129,375
    Pride International, Inc., 10s, 2009                                    135                  137,025
                                                                                             -----------
                                                                                             $ 2,125,275
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.3%
    AMC Entertainment, Inc., 9.5s, 2009                                  $  150              $   144,000
    American Skiing Co., 12s, 2006                                           25                   19,937
    Cinemark USA, Inc., 9.625s, 2008                                        225                  221,625
    Regal Cinemas, Inc., 9.5s, 2008                                         265                  249,100
                                                                                             -----------
                                                                                             $   634,662
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Willis Corroon Corp., 9s, 2009##                                     $  350              $   337,313
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Friendly Ice Cream Corp., 10.5s, 2007                                $   65              $    57,688
    Vlasic Foods International, Inc., 10.25s, 2009##                        150                  148,312
                                                                                             -----------
                                                                                             $   206,000
--------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 4.4%
    Boyd Gaming Corp., 9.5s, 2007                                        $  450              $   445,500
    Coast Hotels & Casinos, Inc., 9.5s, 2009##                              500                  481,250
    Eldorado Resorts LLC, 10.5s, 2006                                       100                  106,375
    Florida Panthers Holdings, Inc., 9.875s, 2009##                         200                  187,000
    Hollywood Park, Inc., 9.25s, 2007                                       150                  147,375
    Isle of Capri Casinos, Inc., 8.75s, 2009##                              225                  211,500
    Prime Hospitality Corp., 9.75s, 2007                                    150                  148,500
    Red Roof Inns, Inc., 9.625s, 2003                                       205                  207,562
    Santa Fe Hotel, Inc., 11s, 2000                                          65                   61,750
    Station Casinos, Inc., 8.875s, 2008##                                   225                  219,375
                                                                                             -----------
                                                                                             $ 2,216,187
--------------------------------------------------------------------------------------------------------
  Industrial - 7.6%
    Buckeye Technologies, Inc., 8s, 2010                                 $  100              $    95,500
    Columbus Mckinnon Corp., 8.5s, 2008                                     315                  312,637
    Day International Group, Inc., 11.125s, 2005                             50                   53,000
    Fairfield Manufacturing Co., Inc., 9.625s, 2008##                       125                  123,125
    Federal-Mogul Corp., 7.5s, 2009##                                       450                  415,278
    Furon Co., 8.125s, 2008                                                 135                  126,900
    Hayes Wheels International, Inc., 11s, 2006                             325                  351,000
    Haynes International, Inc., 11.625s, 2004                               300                  285,000
    IMO Industries, Inc., 11.75s, 2006                                      200                  204,000
    International Knife & Saw, Inc., 11.375s, 2006                          100                   98,500
    Johnstown America Industries, 11.75s, 2005                              150                  159,750
    Motors & Gears, Inc., 10.75s, 2006                                      265                  267,981
    Newcor, Inc., 9.875s, 2008                                              350                  313,250
    Numatics, Inc., 9.625s, 2008                                            100                   90,625
    Simonds Industries, Inc., 10.25s, 2008                                  225                  220,500
    Talon Automotive Group, Inc., 9.625s, 2008                               50                   43,000
    Thermadyne Holdings Corp. 0s to 2003, 12.5s to 2008                     625                  296,875
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                    150                  140,063
    Venture Holdings Trust, 9.75s, 2004                                     200                  209,750
                                                                                             -----------
                                                                                             $ 3,806,734
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.6%
    American Standard, Inc., 7.375s, 2008                                $  300              $   282,000
--------------------------------------------------------------------------------------------------------
  Media - 15.4%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                     $  100              $    82,125
    Adelphia Communications Corp., 8.375s, 2008##                           300                  288,704
    Allbritton Communications Co., 9.75s, 2007                              160                  160,800
    Avalon Cable of Michigan, 9.375s, 2008##                                325                  330,281
    Big Flower Press Holdings, Inc., 8.875s, 2007                           100                   94,750
    Big Flower Press Holdings, Inc., 8.625s, 2008##                         125                  115,000
    Bresnan Communications Group, 8s, 2009##                                170                  170,425
    Bresnan Communications Group, 0s to 2004, 9.25s to 2009##               100                   65,000
    Chancellor Media Corp., 8.125s, 2007                                    160                  156,000
    Chancellor Media Corp., 8.75s, 2007                                     200                  199,000
    Chancellor Media Corp., 8s, 2008##                                      250                  245,000
    Charter Communications Holdings, 8.25s, 2007##                          575                  547,687
    Classic Cable, Inc., 9.875s, 2008##                                     300                  310,500
    CSC Holdings, Inc., 8.125s, 2009                                        330                  331,752
    Cumulus Media, Inc., 10.375s, 2008                                      215                  227,900
    Echostar Dbs Corp., 9.375s, 2009##                                      625                  637,500
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            325                  338,000
    Frontiervision Operating Partnership LP, 11s, 2006                      250                  275,000
    Golden Books Publishing, Inc., 7.65s, 2002**                             75                   30,563
    Granite Broadcasting Corp., 10.375s, 2005                               200                  203,000
    Granite Broadcasting Corp., 8.875s, 2008                                150                  145,500
    Hollinger International Publishing, Inc., 9.25s, 2007                    50                   51,125
    Intermedia Capital Partners IV, LP, 11.25s, 2006                        100                  113,500
    Lenfest Communications, Inc., 10.5s, 2006                               515                  592,250
    Liberty Group Operating, Inc., 9.375s, 2008                             180                  172,800
    LIN Holdings Corp., 0s to 2003, 10s to 2008                             325                  214,500
    Marvel Holdings, Inc., 0s, 1998**                                       185                        0
    NTL, Inc., 0s to 2003, 9.75s to 2008                                    300                  205,500
    NTL, Inc., 0s to 2003, 12.375s to 2008                                  375                  252,188
    Outdoor Systems, Inc., 8.875s, 2007                                     125                  130,625
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008##                   405                  214,650
    Transwestern Publishing Co., 9.625s, 2007                                85                   83,300
    United International Holdings, Inc., 0s to 2003,
      10.75s to 2008                                                        785                  518,100
    World Color Press, Inc., 8.375s, 2008                                   100                   99,500
    World Color Press, Inc., 7.75s, 2009                                    135                  125,550
                                                                                             -----------
                                                                                             $ 7,728,075
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##                  $  175              $    94,938
    Prime Medical Services, Inc., 8.75s, 2008                               325                  316,875
                                                                                             -----------
                                                                                             $   411,813
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 3.1%
    Alaska Steel Corp., 7.875s, 2009##                                   $   75              $    72,000
    Alaska Steel Holdings Corp., 9.125s, 2006                               150                  153,750
    Algoma Steel, Inc., 12.375s, 2005                                       125                  121,250
    Commonwealth Aluminum Corp., 10.75s, 2006                               225                  229,500
    Doe Run Resources Corp., 11.25s, 2005                                   200                  181,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                           50                   50,375
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         100                  104,000
    Keystone Consolidated Industries, Inc., 9.625s, 2007                    175                  170,625
    Metal Management, Inc., 10s, 2008                                       135                  108,675
    WCI Steel, Inc., 10s, 2004                                              230                  234,025
    Weirton Steel Corp., 10.75s, 2005                                       150                  142,500
                                                                                             -----------
                                                                                             $ 1,567,700
--------------------------------------------------------------------------------------------------------
  Retail - 2.9%
    Cole National Group, Inc., 8.625s, 2007                              $  225              $   193,500
    Finlay Enterprises, Inc., 9s, 2008                                      200                  190,500
    Finlay Fine Jewelry Corp., 8.375s, 2008                                  75                   73,500
    J.Crew Operating Corp., 10.375s, 2007                                   460                  461,150
    Musicland Group, Inc., 9.875s, 2008                                     300                  292,500
    Southland Corp., 5s, 2003                                               300                  259,500
                                                                                             -----------
                                                                                             $ 1,470,650
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                     $  275              $   225,500
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007                     35                   12,250
    Pathmark Stores, Inc., 11.625s, 2002                                    175                  177,625
                                                                                             -----------
                                                                                             $   415,375
--------------------------------------------------------------------------------------------------------
  Telecommunications - 15.5%
    Allegiance Telecommunications, Inc., 12.875s, 2008                   $  125              $   132,500
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008         150                   92,625
    American Celluar Corp., 10.5s, 2008##                                   150                  153,000
    AMSC Acquisition Co., Inc., 12.25s, 2008                                110                   84,150
    Centennial Cellular Operating Co., 10.75s, 2008##                       250                  258,750
    Charter Commerce Holdings LLC, 0s to 2004, 9.92s to 2011##              325                  201,500
    Exodus Communications, Inc., 11.25s, 2008                               300                  315,750
    GCI, Inc., 9.75s, 2007                                                  300                  300,000
    Global Crossings Holdings Ltd., 9.625s, 2008                            225                  243,000
    Hyperion Telecommunications, 12s, 2007##                                200                  202,000
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                           475                  380,000
    Intermedia Communications, Inc., 8.875s, 2007                           275                  257,125
    ITC Deltacom, Inc., 11s, 2007                                           111                  119,325
    ITC Deltacom, Inc., 9.75s, 2008##                                       325                  333,125
    KMC Telecom Holdings, Inc., 13.5s, 2009##                               100                   99,500
    Level 3 Communications, Inc., 9.125s, 2008                              460                  452,525
    McCaw International Ltd., 0s to 2002, 13s to 2007##                     175                  103,250
    Metromedia Fiber Network, Inc., 10s, 2008##                             200                  205,500
    MJD Communications, Inc., 9.5s, 2008                                    190                  189,525
    Mobile Telecommunication Technologies Corp., 13.5s, 2002                385                  435,050
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                   50                   34,875
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                  285                  196,650
    Nextel Communications, Inc., 0s to 1999, 9.75s to 2004                  160                  162,400
    Nextel International, Inc., 0s to 2003, 12.125s to 2008                 385                  200,200
    Nextlink Communications, Inc., 9.625s, 2007                              25                   24,125
    Nextlink Communications, Inc., 10.75s, 2009                             560                  574,000
    Northeast Optic Network, 12.75s, 2008                                   100                  103,500
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                     225                   92,250
    Psinet, Inc., 10s, 2005                                                  50                   49,750
    Qwest Communications International, Inc., 7.5s, 2008##                  125                  124,985
    Qwest Communications International, Inc., 0s to 2002, 9.47s to 2007      50                   39,082
    Rural Cellular Corp., 9.625s, 2008                                      100                  103,750
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008##                   175                  110,250
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009##                625                  355,469
    Time Warner Telecommunications LLC, 9.75s, 2008                         450                  461,250
    Triton PCS, Inc., 0s to 2003, 11s to 2008                               350                  224,000
    Verio, Inc., 10.375s, 2005                                               50                   50,500
    Viatel, Inc., 11.25s, 2008                                              100                  101,500
    Western Wireless Corp., 10.5s, 2007                                     200                  215,750
                                                                                             -----------
                                                                                             $ 7,782,486
--------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Moran Transportation Co., 11.75s, 2004                               $   50              $    53,875
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    El Paso Electric Co., 8.9s, 2006                                     $   75              $    81,428
    International Utility Structures, 10.75s, 2008                          235                  236,175
                                                                                             -----------
                                                                                             $   317,603
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $40,120,767
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 12.4%
  Canada - 3.4%
    Clearnet Communications, Inc., 0s to 2000, 14.75s to
      2005 (Telecommunications)                                          $  175              $   159,250
    MetroNet Communications Corp., 0s to 2002, 10.75s to
      2007 (Telecommunications)                                             320                  249,600
    MetroNet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                             610                  451,400
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                     165                  140,250
    Repap New Brunswick, Inc., 9s, 2004 (Containers,
      Forest & Paper Products)                                              275                  255,063
    Rogers Cablesystems, Inc., 10.125s, 2012 (Media)                        300                  321,000
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007 (Telecommunications)                                   275                  145,406
                                                                                             -----------
                                                                                             $ 1,721,969
--------------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007(Food & Beverage Products)       $   75              $    67,500
--------------------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007
      (Telecommunications)##                                             $  500              $   355,000
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)##            200                  206,000
                                                                                             -----------
                                                                                             $   561,000
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s to 2006 (Telecommunications)                     $  380              $   283,100
--------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Satelites Mexicanos SA De CV, 10.125s, 2004
      (Telecommunications)                                               $  240              $   191,400
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    Completel Europe NV, 0s to 2004, 14s to 2009 (Telecommunications)##  $  300              $   159,000
    Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)            200                  202,500
    PTC International Finance B.V., 0s to 2002, 10.75s to 2007
      (Financial Services)                                                  175                  127,531
                                                                                             -----------
                                                                                             $   489,031
--------------------------------------------------------------------------------------------------------
  United Kingdom - 5.8%
    Colt Telecommunications Group PLC, 0s to 2001,12s to
      2006 (Telecommunications)                                          $  560              $   462,000
    Dialog Corporation PLC, 11s, 2007 (Telecommunications)                  200                  185,500
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Media)                                                 10                    8,925
    Dolphin Telecom PLC, 11.5s, 2008 (Telecommunications)                   475                  236,906
    Dolphin Telecom PLC, 0s, 2009 (Telecommunications)##                    150                   72,000
    Energis PLC, 9.75s, 2009 (Telecommunications)##                         300                  306,000
    Esprit Telecom Group PLC, 10.875s, 2008 (Telecommunications)            200                  206,000
    Jazztel PLC, 14s, 2009 (Telecommunications)##                           265                  261,025
    NTL, Inc., 0s to 2004, 9.75s to 2009 (Media)##                    GBP   250                  238,370
    Ono Finance PLC, 13s, 2009 (Financial Services)##                    $  275                  283,250
    Telewest Communications PLC, 0s to 2004, 9.25s to 2009 (Media)##        425                  280,500
    Telewest PLC, 9.625s, 2006 (Media)                                      225                  231,750
    ZSC Specialty, 11s, 2009 (Chemicals)##                                  150                  151,125
                                                                                             -----------
                                                                                             $ 2,923,351
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $ 6,237,351
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $47,978,935)                                                   $46,358,118
--------------------------------------------------------------------------------------------------------

Stocks - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Telecommunications
    Viatel, Inc.* (Identified Cost, $9,048)                               1,136              $    63,758
--------------------------------------------------------------------------------------------------------

Preferred Stock - 1.9%
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s#                                       149              $         0
--------------------------------------------------------------------------------------------------------
  Media - 1.1%
    CSC Holdings, Inc., 11.125s#                                          1,269              $   140,859
    Primedia, Inc., 8.625s                                                2,650                  254,402
    Primedia, Inc., 10s                                                   1,500                  156,000
                                                                                             -----------
                                                                                             $   551,261
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Supermarkets General Holdings Corp., $3.52 Exch., 2007#               1,500              $    55,500
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Global Crossing Holdings Ltd., 10.5s#,##                              1,150              $   122,044
    Rural Cellular Corp., 11.375s#                                          223                  225,230
                                                                                             -----------
                                                                                             $   347,274
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $960,807)                                            $   954,035
--------------------------------------------------------------------------------------------------------

Warrants - 0.3%
--------------------------------------------------------------------------------------------------------
    Allegiance Telecommunications, Inc. (Telecommunications)*               200              $     1,150
    American Mobile Satellite Corp. (Telecommunications)*##                 110                    4,400
    Colt Telecommunications Group PLC (Telecommunications)*##                71                   44,450
    DTI Holdings, Inc. (Telecommunications)*                              1,250                       12
    Esat Holdings Ltd. (Telecommunications)*##                              500                   35,000
    Jazztel Plc (Telecommunications)*##                                   1,325                   23,850
    Loral Orion Network Systems (Telecommunications) *                      100                      800
    Loral Orion Network Systems, Inc. (Telecommunications) *                200                    3,600
    McCaw International Ltd. (Telecommunications)*##                        175                      219
    Renaissance Cosmetics, Inc. (Consumer Goods & Services)*                129                        0
    Versatel Telecom B.V. (Telecommunications)*                             350                   17,500
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $48,946)                                                    $   130,981
--------------------------------------------------------------------------------------------------------

Bond Unit - 1.4%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Russel Metals Inc, 10s, 2009                                         $  175              $   175,088
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                        $  250              $    91,250
    Versatel Telecom B.V., 13.25s, 2008##                                   350                  365,750
    Viatel, Inc., 0s to 2003, 12.5s to 2008                                 150                   96,000
                                                                                             -----------
                                                                                             $   553,000
--------------------------------------------------------------------------------------------------------
Total Bond Unit (Identified Cost, $773,843)                                                  $   728,088
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 7/01/99 at Amortized Cost                  $1,200              $ 1,200,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $50,971,579)                                             $49,434,980

Other Assets, Less Liabilities - 1.6%                                                            802,301
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $50,237,281
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $50,971,579)             $49,434,980
  Cash                                                                  45,763
  Receivable for Series shares sold                                    121,553
  Receivable for investments sold                                      125,359
  Interest receivable                                                  950,551
  Deferred organization expenses                                         1,972
  Other assets                                                             198
                                                                   -----------
      Total assets                                                 $50,680,376
                                                                   -----------
Liabilities:
  Payable for Series shares reacquired                             $    65,124
  Payable for investments purchased                                    375,528
  Payable to affiliate for management fee                                1,030
  Accrued expenses and other liabilities                                 1,413
                                                                   -----------
      Total liabilities                                            $   443,095
                                                                   -----------
Net assets                                                         $50,237,281
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $50,519,745
  Unrealized depreciation on investments                            (1,536,599)
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (798,271)
  Accumulated undistributed net investment income                    2,052,406
                                                                   -----------
      Total                                                        $50,237,281
                                                                   ===========
Shares of beneficial interest outstanding                           4,432,677
                                                                    =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)           $11.33
                                                                     ======
See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $ 2,287,838
    Dividends                                                           24,931
                                                                   -----------
      Total investment income                                      $ 2,312,769
                                                                   -----------
  Expenses -
    Management fee                                                 $   176,397
    Trustees' compensation                                               1,123
    Shareholder servicing agent fee                                      8,225
    Administrative fee                                                   3,507
    Custodian fee                                                        8,008
    Auditing fees                                                       16,379
    Legal fees                                                             628
    Amortization of organization expenses                                  911
    Miscellaneous                                                           26
                                                                   -----------
      Total expenses                                               $   215,204
    Fees paid indirectly                                                (4,187)
    Reimbursement of expenses to investment adviser                     24,180
                                                                   -----------
      Net expenses                                                 $   235,197
                                                                   -----------
        Net investment income                                      $ 2,077,572
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  (527,846)
    Foreign currency transactions                                          (44)
                                                                   -----------
      Net realized loss on investments and foreign currency
        transactions                                               $  (527,890)
  Change in unrealized appreciation on investments                     630,706
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency transactions                            $   102,816
                                                                   -----------
          Increase in net assets from operations                   $ 2,180,388
                                                                   ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 1999           DECEMBER 31, 1998
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 2,077,572                 $ 3,264,771
  Net realized loss on investments and foreign currency
    transactions                                                     (527,890)                   (260,575)
  Net unrealized gain (loss) on investments                           630,706                  (2,913,850)
                                                                  -----------                 -----------
    Increase in net assets from operations                        $ 2,180,388                 $    90,346
                                                                  -----------                 -----------
Distributions declared to shareholders -
  From net investment income                                      $(3,290,275)                $(1,834,167)
  From net realized gain on investments and foreign currency
    transactions                                                         --                      (624,907)
  In excess of net realized gain on investments and foreign
    currency transactions                                                --                        (4,172)
                                                                  -----------                 -----------
    Total distributions declared to shareholders                  $(3,290,275)                $(2,463,246)
                                                                  -----------                 -----------
Net increase in net assets from Series share transactions         $ 8,456,680                 $14,601,822
                                                                  -----------                 -----------
      Total increase in net assets                                $ 7,346,793                 $12,228,922
Net assets:
  At beginning of period                                           42,890,488                  30,661,566
                                                                  -----------                 -----------
  At end of period (including accumulated undistributed net
    investment income of $2,052,406 and $3,265,109,
    respectively)                                                 $50,237,281                 $42,890,488
                                                                  ===========                 ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                        SIX  MONTHS ENDED        -----------------------------------------------------------
                                            JUNE 30, 1999             1998             1997             1996            1995*
                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $11.53           $12.34           $10.87           $10.29           $10.00
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.51           $ 1.04           $ 0.95           $ 0.89           $ 0.34
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     0.08            (1.02)            0.52             0.32             0.18
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 0.59           $ 0.02           $ 1.47           $ 1.21           $ 0.52
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.79)          $(0.62)          $ --             $(0.53)          $(0.23)
  From net realized gain on investments and
    foreign currency transactions                    --              (0.21)            --              (0.10)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --              (0.00)+++         --               --               --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                               $(0.79)          $(0.83)          $ --             $(0.63)          $(0.23)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $11.33           $11.53           $12.34           $10.87           $10.29
                                                   ======           ======           ======           ======           ======
Total return                                        4.96%++        (0.18)%           13.52%           11.80%            5.25%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.01%+           1.03%            1.01%            1.01%            1.03%+
  Net investment income                             8.79%+           8.67%            8.17%            8.18%            8.17%+
Portfolio turnover                                    36%             146%             139%             135%              32%
Net assets at end of period (000 omitted)         $50,237          $42,890          $30,662          $12,994           $1,946
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                        $ 0.52           $ 1.05           $ 0.93           $ 0.82           $ 0.20
      Ratios (to average net assets):
        Expenses##                                  0.91%+           0.96%            1.15%            1.62%            4.38%+
        Net investment income                       8.89%+           8.74%            8.03%            7.57%            4.82%+
  * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Series had an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is composed of the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Government Series (formerly MFS(R) World Government Series), MFS(R) Growth Series, MFS(R) Growth with Income Securities, MFS High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of June 30, 1999, there were 18 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sales prices. Unlisted equity securities or listed equity securities for which last sales prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $267,151 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $44,214.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated, $26,393,168 and $16,032,411, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $50,971,579
                                                                    -----------
Gross unrealized depreciation                                       $(2,287,329)
Gross unrealized appreciation                                           750,730
                                                                    -----------
    Net unrealized depreciation                                     $(1,536,599)
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                     SIX MONTHS ENDED JUNE 30, 1999        YEAR ENDED DECEMBER 31, 1998
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,815,705       $ 21,406,429        3,654,161       $ 43,579,726
Shares issued to shareholders in
  reinvestment of distributions          285,119          3,290,270           204,758          2,463,244
Shares reacquired                     (1,388,099)       (16,240,019)      (2,623,755)       (31,441,148)
                                      ----------       ------------       ----------       ------------
    Net increase                         712,725       $  8,456,680        1,235,164       $ 14,601,822
                                      ==========       ============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $171. The Series had no significant borrowings during the period.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1999, the Series owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by the Trustees.

                                                                                      PRINCIPAL
DESCRIPTION                                               DATE OF ACQUISITION            AMOUNT              COST             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust 10.875s, 2019                           3/13/1996           $75,000           $75,000           $74,948

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VHI-3 8/99 22M